SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2008

ETHOS ENVIRONMENTAL, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-30237	88-0467241
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6800 Gateway Park Drive San Diego, CA 92154
(Address of principal executive offices)
619-575-6800
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to: Luis Carrillo SteadyLaw Group, LLP 501 W. Broadway, Suite 800 San Diego, CA 92101 main phone: 619.399.3090 fax: 619.330.1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In exchange for an aggregate of $150,000 cash investment received on January 18, 2008, the Company issued a promissory note to Brian Quinn. The promissory note is in the original principal amount of $150,000 and bears no interest. The promissory note is due on January 18, 2009, or upon completion of a financing for an amount equal to or greater than $150,000, whichever comes first.  The foregoing description of the Promissory Note is not complete and is qualified in its entirety by reference to the Promissory Note, which is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits.

Exhibit No.	Description
99.1	Promissory Note – Brian Quinn January 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 24, 2008	Ethos Environmental, Inc.
By: /s/ Enrique de Vilmorin
Enrique de Vilmorin, President & CEO